UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2006
Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation		No.)
or Organization)
401 North Main Street,
Winston-Salem, NC 27101

(Address of Principal Executive Offices)(Zip Code)
(336) 741-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Exchange Offer
     On June 20, 2006, Reynolds American Inc. (“RAI”) completed an exchange offer (the “Exchange Offer”) for up to $1.45 billion aggregate principal amount of the 6.500% Notes due 2007, 7.875% Notes due 2009, 6.500% Secured Notes due 2010, 7.250% Notes due 2012 and 7.300% Secured Notes due 2015 (collectively, the “RJR Notes”) issued by RAI’s direct, wholly owned subsidiary, R.J. Reynolds Tobacco Holdings, Inc. (“RJR”).
     Pursuant to the terms of the Offer to Exchange and Consent Solicitation Statement, dated May 19, 2006 (the “Offer to Exchange”), validly tendered RJR Notes were exchanged for newly issued series of notes issued by RAI (the “RAI Notes”). Of the total aggregate principal amount of RJR Notes outstanding, approximately $1.29 billion, or 88.9%, were exchanged. The RAI Notes mature on the same date, and are in the same principal amount, as the RJR Notes for which they were exchanged. Interest on the RAI Notes accrues from the last interest payment date on which interest was paid on the RJR Notes exchanged for such RAI Notes. Interest on the RAI Notes is payable semiannually, in arrears, on the dates on which interest was payable on the RJR Notes exchanged for such RAI Notes. The RAI Notes are guaranteed by certain subsidiaries of RAI (the “Guarantors”) and secured by certain assets of RAI and the Guarantors.
     Holders of the RJR Notes were eligible to participate in the Exchange Offer only if they were either: (1) “institutional accredited investors” as defined in Rule 501(a)(1),(2),(3) and (7) under the Securities Act of 1933, as amended (the “Securities Act”), and also “qualified institutional buyers” as defined in Rule 144A under the Securities Act; or (2) non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.
     The aggregate principal amount of each series of RAI Notes issued in the Exchange Offer, and the interest rates and maturity and interest payment dates for the five series of RAI Notes (which are the same as for the corresponding series of RJR Notes for which the RAI Notes were issued in exchange), are as follows:

			Aggregate Principal
RAI Notes Series and Interest Rates	Maturity Dates	Interest Payment Dates	Amount
6.500% Senior Secured Notes due 2007	June 1, 2007	June 1 and December 1	$236,449,000
7.875% Senior Secured Notes due 2009	May 15, 2009	May 15 and November 15	$185,731,000
6.500% Senior Secured Notes due 2010	July 15, 2010	January 15 and July 15	$299,265,000
7.250% Senior Secured Notes due 2012	June 1, 2012	June 1 and December 1	$367,927,000
7.300% Senior Secured Notes due 2015	July 15, 2015	January 15 and July 15	$199,445,000
     The RAI Notes were issued pursuant to the indenture (the “2006 RAI Indenture”) entered into on May 31, 2006, by and among RAI, the Guarantors, and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). Debt securities issued under the 2006 RAI Indenture rank equally with each other and will be treated as a single class for certain purposes under the 2006 RAI Indenture, including with respect to any amendments of the 2006 RAI Indenture and any defaults affecting all series of debt securities issued under the 2006 RAI Indenture.
     The RAI Notes are redeemable, in whole at any time or in part from time to time, at the option of RAI, at a redemption price equal to the greater of (1) 100% of the principal amount of the RAI Notes, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the RAI Notes discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2006 RAI Indenture), plus accrued and unpaid interest on the principal amount being redeemed to the redemption date plus a spread equal to the optional redemption spread for the corresponding RJR Notes for which the RAI Notes were issued in exchange, as follows:

RAI Notes Series	Optional Redemption Spread (In Basis Points)
6.500% Senior Secured Notes due 2007	25
7.875% Senior Secured Notes due 2009	37.5
6.500% Senior Secured Notes due 2010	50
7.250% Senior Secured Notes due 2012	30
7.300% Senior Secured Notes due 2015	50
     The Guarantors fully and unconditionally guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest on debt securities issued under the 2006 RAI Indenture. The Guarantors consist of RAI’s material domestic subsidiaries, other than RJR. Under the terms of the 2006 RAI Indenture, if, in the future, any other direct or indirect subsidiary of RAI guarantees the obligations of RAI under its new credit facilities entered into on May 31, 2006, such guarantor will also be required to guarantee the debt securities issued under the 2006 RAI Indenture. Under the terms of the 2006 RAI Indenture, if any Guarantor ceases to be a guarantor under RAI’s new credit facilities, that Guarantor will, generally, be automatically released from all of its obligations under the 2006 RAI Indenture, and its guarantee of debt securities issued under the 2006 RAI Indenture will terminate.
     The RAI Notes and the related guarantees are secured by certain assets of RAI and the Guarantors as and to the extent described in the 2006 RAI Indenture. These assets also constitute a portion of the security for the obligations of RAI and the Guarantors under RAI’s new credit facilities (which are secured by substantially all the assets of these entities). If these assets are no longer pledged as security for the obligations of RAI and the Guarantors under RAI’s new credit facilities (or any other indebtedness) for any reason, generally, they will automatically be released as security for the RAI Notes and the related guarantees. Under the terms of RAI’s new credit facilities, generally, the security therefor will be automatically released at such time, if any, as RAI’s six-year $1.55 billion senior secured term loan is paid in full and RAI obtains investment grade corporate ratings (with not worse than stable outlooks) from each of Moody’s Investors Service, Inc. and Standard & Poor’s, a division of the McGraw Hill Companies, Inc.
     The 2006 RAI Indenture contains covenants that (1) restrict the ability of RAI and certain of its subsidiaries to (a) mortgage or pledge certain of their assets to secure indebtedness without pledging the same assets as security for their obligations under debt securities issued under the 2006 RAI Indenture, (b) engage in sale/leaseback transactions, or (c) consolidate, merge or transfer all or substantially all of their property and assets and (2) prohibit RJR from incurring certain indebtedness at any time it does not guarantee the obligations of RAI under debt securities issued under the 2006 RAI Indenture.
     The RAI 2006 Indenture does not contain any cross-default or cross-acceleration provisions, and does not limit the ability of RAI or any of its subsidiaries (other than RJR, as described above) to incur additional indebtedness.
     The 2006 RAI Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by RAI on June 6, 2006, and is incorporated herein by reference. The forms of the five series of RAI Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Report, and are incorporated herein by reference. This summary of the provisions of the RAI Notes is qualified in its entirety by reference to the 2006 RAI Indenture and the forms of RAI Notes.
Consent Solicitation
     In conjunction with the Exchange Offer and pursuant to the Offer to Exchange, RAI solicited consents (the “Consent Solicitation”) to amend (the “Amendments”) the indentures governing the RJR

Notes, dated May 15, 1999 (the “1999 RJR Indenture”) and May 20, 2002 (the “2002 RJR Indenture” and, together with the 1999 Indenture, the “RJR Indentures”) from the holders of the RJR Notes. The requisite consents to adopt the Amendments were obtained, and the Trustee, RJR as issuer, and RAI and the other guarantors of the RJR Notes consequently entered into a Sixth Supplemental Indenture to the 1999 RJR Indenture and a Fourth Supplemental Indenture to the 2002 RJR Indenture, effecting the Amendments.
     The Amendments provide for the elimination of substantially all of the restrictive covenants and a bankruptcy event of default from the RJR Indentures. These covenants, among other things, limited the ability of RJR and certain of its subsidiaries to mortgage or pledge as security for any indebtedness any shares of stock, indebtedness or other obligations of a subsidiary or certain principal property of RJR or certain subsidiaries, and to enter into sale/lease-back transactions.
     The Trustee and its affiliates have in the past provided, and are currently providing, banking, trust and other services to RAI and its affiliates, including as participants in RAI’s credit facilities and as transfer agent for RAI’s common stock. The Trustee served as exchange agent in the Exchange Offer and Consent Solicitation.
     The Sixth Supplemental Indenture and Fourth Supplemental Indenture are filed as Exhibits 4.6 and 4.7, respectively, to this Report and are incorporated herein by this reference. This summary of the provisions of these supplemental indentures is qualified in its entirety by reference to the supplemental indentures.
Registration Rights Agreement
     In connection with the completion of the Exchange Offer, RAI and the Guarantors entered into a Registration Rights Agreement dated as of June 20, 2006 (the “Registration Rights Agreement”), with the Trustee. Under the terms of the Registration Rights Agreement, RAI and the Guarantors agreed to use their reasonable best efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement relating to an offer (the “Registered Exchange Offer”) to (1) exchange the RAI Notes for registered notes (the “Exchange Notes”) having substantially the same terms as the RAI Notes, and (2) exchange the guarantees related to the RAI Notes for registered guarantees relating to the Exchange Notes having substantially the same terms as the original guarantees. RAI and the Guarantors have agreed to use their reasonable best efforts to cause the Registered Exchange Offer to be completed within 210 days after the issuance of the RAI Notes. If the Registered Exchange Offer is not so completed, the annual interest rate on the RAI Notes will increase by 0.5% until this requirement is met. In addition, in certain circumstances, RAI and the Guarantors have agreed to file a shelf registration statement that would allow certain holders to offer some or all of the RAI Notes and related guarantees to the public. If this shelf registration statement is not effective in certain circumstances, the annual interest rate on the RAI Notes will increase by 0.5% until the shelf registration statement is effective. Under the Registration Rights Agreement, RAI and the Guarantors have agreed to indemnify the Trustee and the holders of the RAI Notes against certain liabilities in connection with the Registered Exchange Offer or registration statement, as the case may be, or contribute to payments that the Trustee and the holders of the RAI Notes may be required to make in respect of those liabilities.
     The Registration Rights Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. This summary of the provisions of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance-Sheet Arrangement of a Registrant.
     The disclosure under the heading “Exchange Offer” in Item 1.01 of this Report is incorporated herein by reference in response to this Item 2.03.
Item 3.03. Material Modification to Rights of Security Holders
     The disclosure under the heading “Consent Solicitation” in Item 1.01 of this Report is incorporated herein by reference in response to this Item 3.03.
Item 8.01. Other Events
     On June 19, 2006, RAI announced the expiration of the Exchange Offer. A copy of the press release is attached to this Report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
4.1	Form of Reynolds American Inc. 6.500% Senior Secured Note due 2007.

4.2	Form of Reynolds American Inc. 7.875% Senior Secured Note due 2009.

4.3	Form of Reynolds American Inc. 6.500% Senior Secured Note due 2010.

4.4	Form of Reynolds American Inc. 7.250% Senior Secured Note due 2012.

4.5	Form of Reynolds American Inc. 7.300% Senior Secured Note due 2015.

4.6	Sixth Supplemental Indenture dated June 20, 2006, to Indenture dated May 15, 1999, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors and The Bank of New York Trust Company, N.A. as trustee.

4.7	Fourth Supplemental Indenture dated June 20, 2006, to Indenture dated May 20, 2002, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors and The Bank of New York Trust Company, N.A. as trustee.

10.1	Registration Rights Agreement, dated June 20, 2006, by and among Reynolds American Inc., the guarantors listed in Schedule 1 thereto, and The Bank of New York Trust Company, N.A.

99.1	Press Release dated June 19, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2006	REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III
		Title:	Senior Vice President, Deputy General
Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Form of Reynolds American Inc. 6.500% Senior Secured Note due 2007.

4.2	Form of Reynolds American Inc. 7.875% Senior Secured Note due 2009.

4.3	Form of Reynolds American Inc. 6.500% Senior Secured Note due 2010.

4.4	Form of Reynolds American Inc. 7.250% Senior Secured Note due 2012.

4.5	Form of Reynolds American Inc. 7.300% Senior Secured Note due 2015.

4.6	Sixth Supplemental Indenture dated June 20, 2006, to Indenture dated May 15, 1999, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors and The Bank of New York Trust Company, N.A. as trustee.

4.7	Fourth Supplemental Indenture dated June 20, 2006, to Indenture dated May 20, 2002, among R.J. Reynolds Tobacco Holdings, Inc., Reynolds American Inc. and certain subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. as guarantors and The Bank of New York Trust Company, N.A. as trustee.

10.1	Registration Rights Agreement, dated June 20, 2006, by and among Reynolds American Inc., the guarantors listed in Schedule 1 thereto, and The Bank of New York Trust Company, N.A.

99.1	Press Release dated June 19, 2006.